Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

Second Quarter 2015 Conference Call

July 21, 2015

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Presentation Outline

- Executive Summary (pg. 4)
- Operational Highlights by Segment (pg. 8)
- Key Balance Sheet Metrics (pg. 13)
- 2015 Outlook (pg. 16)
- Non-GAAP Reconciliations (pg. 21)
- Questions & Answers



XLX-88
HELIX

Work class ROV XLX – 88

Executive Summary



Executive Summary

($ in millions, except per share data)	Three Months Ended			Six Months Ended	
	6/30/2015	6/30/2014	3/31/2015	6/30/2015	6/30/2014
Revenues	$ 166	$ 306	$ 190	$ 356	$ 559
Gross profit	$ 24	$ 109	$ 35	$ 59	$ 185
	15%	*36%*	*18%*	*17%*	*33%*
Net income (loss) applicable to common shareholders	$ (3)	$ 58	$ 20	$ 17	$ 112
Diluted earnings (losses) per share	$ (0.03)	$ 0.55	$ 0.19	$ 0.16	$ 1.05
Adjusted EBITDA [1]					
Business Segments	$ 43	$ 123	$ 53	$ 96	$ 217
Corporate and elimination	(7)	(14)	(2)	(9)	(15)
Adjusted EBITDA	$ 36	$ 109	$ 51	$ 87	$ 202

1. See non-GAAP reconciliations on slide 22.

Executive Summary

- Q2 2015 loss of $(0.03) per diluted share compared to earnings of $0.19 per diluted share in Q1 2015
- Well Intervention – Q2 2015
  - 63% utilization of active well intervention vessels
    - Gulf of Mexico 42% utilization (2 vessels)
    - North Sea 84% utilization (2 vessels)
  - *Q4000* in dry dock 64 days (45 days planned), returned to service in June; *H534* idle at the end of Q2 due to low activity levels
  - *Well Enhancer* fully utilized, *Skandi Constructor* back in service the final two months of the quarter, *Seawell* remained in dry dock the entire quarter
- Robotics – Q2 2015
  - Robotics vessels and ROVs utilized 81% and 61%, respectively, during the second quarter
  - *Grand Canyon II* entered fleet in late April and commenced work shortly thereafter

Executive Summary

Balance Sheet

- Liquidity* of approximately $1.0 billion at 6/30/2015
- Funding of $250 million of Q5000 Term Loan on delivery of vessel
- Cash and cash equivalents totaled $500 million at 06/30/2015
- Net debt of $294 million at 06/30/2015
- See updated debt instrument profile on slide 14

* We define liquidity as the total of cash and cash equivalents ($500 million) plus available capacity under our revolving credit facility ($450 million).

Operational Highlights


Huisman

Business Segment Results

($ in millions)

	Three Months Ended								
	6/30/2015			6/30/2014			3/31/2015		
Revenues									
Well Intervention	$	86		$	181		$	104	
Robotics		75			120			80	
Production Facilities		20			24			18	
Intercompany elimination		(15)			(19)			(12)	
Total	$	166		$	306		$	190	
Gross profit									
Well Intervention		7	*8%*		69	*38%*		18	*18%*
Robotics		9	*13%*		30	*25%*		13	*16%*
Production Facilities		9	*42%*		11	*44%*		5	*26%*
Elimination and other		(1)			(1)			(1)	
Total	$	24	*15%*	$	109	*36%*	$	35	*18%*

- 63% utilization across the active well intervention fleet
- *Q4000* worked 26 days; *H534* was utilized 55%
- *Well Enhancer* fully utilized
- *Skandi Constructor* utilization improved to 68%, commencing work late April on 120 day campaign
- *Seawell* remained dry docked for the entire quarter
- Robotics achieved 81% utilization on chartered vessel fleet; 61% utilization of ROVs, trenchers and ROVDrill



Well Enhancer

Well Intervention

Gulf of Mexico

- *Q4000* in dry dock most of Q2; vessel returned to work in early June, worked 26 days in the quarter
- *Helix 534* was 55% utilized during the quarter; vessel was idle for 41 days
- IRS no. 2 rental unit remained on hire for the entire quarter
- IRS no. 1 commenced 210 day rental contract in June
- *Q5000* departed Singapore, scheduled to arrive GOM in early August; commissioning is expected to be completed in Q3 with the vessel available for work in early Q4

North Sea

- Combined utilization of 84% for the *Well Enhancer* and *Skandi Constructor* during Q2
- *Seawell* remained in dry dock the entire quarter for refit activities
- *Skandi Constructor* operational for 120 day North Sea campaign that commenced in late April
- *Well Enhancer* fully utilized during the quarter in the UK sector on various projects



The *Q5000* en route to the Gulf of Mexico

Robotics

- 81% chartered vessel fleet utilization in Q2
- 61% utilization for ROVs, trenchers and ROVDrills
- *Grand Canyon, T1200* and *iTrencher* fully utilized on a cable burial project offshore Qatar during Q2
- *Grand Canyon II* entered fleet in late April and was utilized on a cable burial project in the Baltic Sea with *T750* for the remainder of the quarter
- *Deep Cygnus* performed 57 days of cable burial scopes in the North Sea with *T1500* during the quarter
- *REM Installer* performed 49 days of ROV support projects in GOM region
- *Olympic Canyon* fully utilized in India during Q2


T-1200

T1200 Trencher



Schilling* ROV on *Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
98%
63%
68%
81%
86%
89%
61%
61%
81%
Q2 2015
Q1 2015
Q2 2014
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers

Well Intervention Vessels

- *Skandi Constructor* [1]
- *Seawell* [2]
- *Well Enhancer*
- *Q4000*
- *H534*

ROV and Trencher Support Vessels

- *Olympic Canyon* [1]
- *Deep Cygnus* [1]
- *Olympic Triton* [1,3]
- *Grand Canyon* [1]
- *Grand Canyon II* [1,4]
- *REM Installer* [1]
- *Spot vessels* [1,5]

ROVs and Trenchers

- 54 ROVs
- 2 ROVDrill Units
- 5 Trenchers

1. Chartered vessel.
2. Vessel out of service Q2 2015 for dry dock / refit. Not included in Q1 or Q2 2015 utilization calculation.
3. Vessel returned to owner in September 2014.
4. Vessel entered fleet in late April 2015.
5. Robotics chartered additional spot vessels during Q2 2015 for a total of 13 days, 26 days in Q1 2015 and 161 days in Q2 2014.

Key Balance Sheet Metrics



Debt Instrument Profile

Total funded debt of $812 million at end of Q2 2015:

- $200 million Convertible Senior Notes – 3.25% [1]
  ($182 million net of unamortized debt discount)
- $270 million Term Loan – LIBOR + 2.50% [2]
  - Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5
- $92 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $250 million Q5000 Term Loan – LIBOR + 2.50% [3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment

Debt Instrument Profile at 6/30/2015
($ in millions)



$500
$400
$300
$200
$100
$0
$200
$270
$250
$92
2015
2016
2017
2018
2020
2027
Convertible Notes
Term Loan
MARAD Debt
Q5000 Term Loan

1. Stated maturity 2032. First put / call date March 2018.
2. We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps.
3. We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Term Loan debt at 1.51% utilizing interest rate swaps.

Debt & Liquidity Profile



($ in millions)
$2,027
$1,803
$1,361
$1,358
$1,090
$967
$1,155
$609
$1,019
$582
$566
$88
$551
$75
$794
$294
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
Debt 1
Liquidity 2
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
06/30/2015
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $1.0 billion at 6/30/2015

1. Includes impact of unamortized debt discount under our convertible senior notes.
2. We define liquidity as the total of cash and cash equivalents ($500 million) plus available capacity under our revolving credit facility ($450 million).

2015 Outlook



GRAND CANYON

2015 Outlook

HELIX ENERGY SOLUTIONS

($ in millions, except per share data)	**2015 Outlook**	**2014 Actual**
Revenues	$ 752	$ 1,107
EBITDA	~ 160 – 190	378
CAPEX	~ 365	357
Earnings per share (1)	*~ $0.24*	*$1.85*
Revenue Split:		
Well Intervention	$ 394	$ 668
Robotics	308	420
Production Facilities	78	93
Elimination	(28)	(74)
Total	**$ 752**	**$ 1,107**

(1) Earnings per share estimates based on a forecasted corporate tax rate of 5%.

2015 Outlook

- Total backlog as of June 30, 2015 was approximately $2.1 billion
- The *Q4000* is expected to have good utilization for the remainder of 2015
- The *H534* is scheduled to enter dry dock in Q3 of 2015 for an estimated 45 days; vessel warm stack under consideration
- The *Q5000* is scheduled to arrive in US the first week of August; the vessel will be alongside to complete commissioning and to outfit the ROVs and intervention system; upon completion it will be available for work in the Gulf of Mexico
- IRS no.1 remains on hire for the remainder of 2015
- IRS no. 2 remains on hire for the remainder of 2015
- The refit of the *Seawell* to be completed in Q3; warm stack likely thereafter
- The *Skandi Constructor* has full utilization through Q3 and into Q4
- The *Well Enhancer* has committed work through Q3 but availability in Q4
- Utilization in the North Sea looks weak in Q4

2015 Outlook

- *REM Installer* utilization bolstered by customer preferred contractor status in the Gulf of Mexico
- *Olympic Canyon* to continue operations offshore India under firm commitment through early September; competitive bid submitted for new contract
- *Deep Cygnus* with *T1500* to perform multiple jet trenching projects in the North Sea through early Q4
- *Grand Canyon*, *T1200* and *iTrencher* to complete current cable burial project offshore Qatar in late Q3, then transit to Brazil for a jet trenching project in Q4
- *Grand Canyon II with* T750 to continue current cable burial project in the Baltic Sea through late Q3
- *Grand Canyon III* delivery delayed by agreement into 2016 to reduce vessel charter exposure

2015 Outlook – Capex

2015 capex is currently forecasted at approximately $365 million, consisting of the following:

- $256 million in growth capital; primarily for newbuilds currently underway, including:
  - $154 million for *Q5000*
  - $28 million for *Q7000*
  - $54 million for *Siem Helix I* and *II* monohull vessels
  - $10 million in Robotics
  - $10 million for new subsea equipment
- $44 million on the *Seawell* refit in 2015
- $65 million in maintenance capital
  - $29 million for the *Q4000* and *H534* dry dock
  - $31 million in vessel / IRS maintenance and spares
  - $5 million in Robotics maintenance and other
- Q7000 delivery delayed until mid 2017

Non-GAAP Reconciliations



Non-GAAP Reconciliations

HELIX ENERGY SOLUTIONS

($ in millions)	Three Months Ended			Six Months Ended	
	6/30/2015	6/30/2014	3/31/2015	6/30/2015	6/30/2014
Net income (loss) applicable to common shareholders	$ (3)	$ 58	$ 20	$ 17	$ 112
Adjustments:					
Income tax provision	1	17	-	1	38
Net interest expense and other	10	5	5	15	10
Depreciation and amortization	28	28	26	54	53
EBITDA	$ 36	$ 108	$ 51	$ 87	$ 213
Adjustments:					
Noncontrolling interests	-	-	-	-	(1)
(Gain) loss on disposition of assets	-	1	-	-	(10)
Adjusted EBITDA	$ 36	$ 109	$ 51	$ 87	$ 202

We define Adjusted EBITDA as earnings before net interest expense and other, income taxes, and depreciation and amortization expense. We deduct the noncontrolling interests related to the adjustment components of EBITDA and the gain or loss on disposition of assets to arrive at our measure of Adjusted EBITDA. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded from these measures.

Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

HLX Listed NYSE®

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